UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2022

QUIDELORTHO CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K originally filed by QuidelOrtho Corporation (the “Company”) on May 27, 2022 (the “Original 8-K”), in which the Company reported, among other things, the consummation of a business combination (the “Combinations”) pursuant to a Business Combination Agreement entered into as of December 22, 2021, by and among Quidel Corporation, Ortho Clinical Diagnostics Holdings plc (“Ortho”), the Company, Orca Holdco, Inc., Laguna Merger Sub, Inc., and Orca Holdco 2, Inc. As a result of the Combinations, Ortho became a wholly-owned subsidiary of the Company.
This Amendment No. 1 amends the Original 8-K to provide the audited financial statements of Ortho (as the acquired business) and the Company’s unaudited pro forma financial information in accordance with the requirements of Article 11 of Regulation S-X under the Securities Act of 1933, as amended, which were omitted from the Original 8-K as permitted by Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K.
This Amendment No. 1 does not amend any other item of the Original 8-K and all other information previously reported in or filed with the Original 8-K is hereby incorporated by reference into this Amendment No. 1.
The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Combinations had occurred on the relevant date, and is not intended to project the future results or financial condition that the Company may achieve.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The Company hereby amends Item 2.01 of the Original 8-K to add the following:
The Company files the following historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K: (a) Ortho’s audited consolidated financial statements and related notes as of January 2, 2022 and January 3, 2021 and for each of the years ended January 2, 2022, January 3, 2021 and December 29, 2019 and the unaudited consolidated financial statements of Ortho as of April 3, 2022 and for the quarter ended April 3, 2022, which are filed as Exhibit 99.1 hereto and incorporated herein by reference; and (b) certain unaudited pro forma combined financial statements of the Company, giving effect to the Combinations, which include the unaudited pro forma combined statements of income for the year ended January 2, 2022 and the six months ended July 3, 2022 and the related notes, which are filed as Exhibit 99.2 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements and related notes of Ortho as of January 2, 2022 and January 3, 2021 and for each of the years ended January 2, 2022, January 3, 2021 and December 29, 2019 and the unaudited consolidated financial statements of Ortho as of April 3, 2022 and for the quarter ended April 3, 2022 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.
(b) Pro Forma Financial Information.
Certain unaudited pro forma combined financial statements of the Company, giving effect to the Combinations, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Audited consolidated financial statements of Ortho Clinical Diagnostics Holdings plc as of January 2, 2022 and January 3, 2021 and for each of the years ended January 2, 2022, January 3, 2021 and December 29, 2019 and unaudited consolidated financial statements of Ortho Clinical Diagnostics Holdings plc as of April 3, 2022 and for the quarter ended April 3, 2022.

99.2	Unaudited Pro Forma Combined Statements of Income of QuidelOrtho Corporation for the year ended January 2, 2022 and the six months ended July 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2022

QUIDELORTHO CORPORATION

By:	/s/ Joseph M. Busky
Name:	Joseph M. Busky
Its:	Chief Financial Officer